FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JANUARY 1, 2001


Available Amount to Note Holders:                                                         3,772,201.42

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertently deposited in Collection Account                      --
(ii)      Indemnity Payments paid inadvertently deposited in Collection Account                     --
(iii)     Aggregate of:
          (a) Unreimbursed Servicer Advances                                                501,879.89
          (b) Servicer Fees from current and prior Collection Period                         23,155.77
          (c) Servicing Charges inadvertently deposited in Collection Account                       --
(iv)      Current and unpaid Back-up Servicing Fees                                             926.23
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                       5,747.66
          Adjustment to prior month premium amount                                                  --
(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees           291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                             --
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                   --
          Adjustment to prior month Class A-1 Note Interest                                         --
          Class A-2 Note Interest                                                                   --
          Class A-3 Note Interest                                                            58,354.74
          Class A-4 Note Interest                                                           202,342.75
(ix)      Class B-1 Note Interest                                                             6,144.82
(x)       Letter of Credit Bank Fee and unpaid amounts                                          490.87
(xi)      Class B-2 Note Interest                                                             5,756.59
(xii)     Class A-1 through A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                                   --
          Class A-2 Principal Distribution Amount                                                   --
          Class A-3 Principal Distribution Amount                                         2,610,388.32
          Class A-4 Principal Distribution Amount                                                   --
(xiii)    Note Insurer Reimbursement Amount                                                         --
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal      56,747.57
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal      56,747.57
(xvi)     Letter of Credit Reimbursement Amount                                                     --
(xvii)    Class B-3 Note Interest                                                             6,247.46
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal      56,747.57
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)             --
(xx)      Letter of Credit Additional Reimbursement Amount                                          --
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                      --
(xxii)    Remaining Amount to Residual Holder                                                       --
          Additional Principal Distribution Amount to Noteholders
          Class A-1 additional Principal Distribution Amount                                        --
          Class A-2 additional Principal Distribution Amount                                        --
          Class A-3 additional Principal Distribution Amount                                169,197.32
          Class A-4 additional Principal Distribution Amount                                        --
          Class B-1 additional Principal Distribution Amount                                  3,678.20
          Class B-2 additional Principal Distribution Amount                                  3,678.20
          Class B-3 additional Principal Distribution Amount                                  3,678.20


          Reviewed By:



          ----------------------------------------------------
          SANDY B. HO
          EXECUTIVE VICE PRESIDENT & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED JANUARY 1, 2001





                      Initial        Beginning         Base        Additional       Total           Ending            Ending
                     Principal       Principal       Principal     Principal      Principal        Principal       Certificate
    Class             Balance         Balance      Distribution   Distribution   Distribution       Balance           Factor
--------------    ---------------  --------------  -------------  ------------   -------------  --------------    -------------
Class A-1           32,998,000.00              --             --            --              --              --        0.0000000
Class A-2           85,479,000.00              --             --            --              --              --        0.0000000
Class A-3           51,527,000.00   11,027,667.52   2,610,388.32    169,197.32    2,779,585.64    8,248,081.88        0.1600730
Class A-4           38,238,000.00   38,238,000.00             --            --              --   38,238,000.00        1.0000000
                   --------------   -------------   ------------  ------------   -------------  --------------
Total Class A      208,242,000.00   49,265,667.52   2,610,388.32    169,197.32    2,779,585.64   46,486,081.88        0.2232311
Class B-1            4,527,000.00    1,070,992.78      56,747.57      3,678.20       60,425.77    1,010,567.00        0.2232311
Class B-2            4,527,000.00    1,070,992.78      56,747.57      3,678.20       60,425.77    1,010,567.00        0.2232311
Class B-3            4,527,000.00    1,070,992.78      56,747.57      3,678.20       60,425.77    1,010,567.00        0.2232311
                   --------------   -------------   ------------  ------------   -------------  --------------
Total              221,823,000.00   52,478,645.85   2,780,631.04    180,231.93    2,960,862.97   49,517,782.88

                                                             ADCPB at end of Collection Period   52,736,477.93
                                                                                                --------------
                                               Excess of ending ADCPB over ending note balance    3,218,695.05
                                                                                         Floor    4,527,025.86
                                                                                                --------------
                                                                                    Difference   (1,308,330.81)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2001


AVAILABLE FUNDS
    Collection Account balance, as of December 31, 2000                                   2,005,125.62
    Transfer payments due Collection Account from other Bankers Trust Accounts             (292,934.54)
    Investment earnings on amounts in Collection Account                                      8,626.68
    Payments due Collection Account from last 3 business days of Collection Period          486,865.94
    Additional contribution for terminated trade-ups and rebooked leases                            --
    Servicer Advance on current Determination Date                                        1,564,517.72
                                                                                      ----------------
    Available Funds on Payment Date                                                       3,772,201.42

INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                --
                                                                                      ----------------
REMAINING AVAILABLE FUNDS                                                                 3,772,201.42

INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                               --
                                                                                      ----------------
REMAINING AVAILABLE FUNDS                                                                 3,772,201.42

UNREIMBURSED SERVICER ADVANCES
    Unreimbursed Servicer Advances due                                                      501,879.89
    Unreimbursed Servicer Advances paid                                                     501,879.89
                                                                                      ----------------
    Unreimbursed Servicer Advances remaining unpaid                                                 --
                                                                                      ----------------
REMAINING AVAILABLE FUNDS                                                                 3,270,321.53

SERVICER FEES
    Servicer Fees due                                                                        23,155.77
    Servicer Fees paid                                                                       23,155.77
                                                                                      ----------------
    Servicer Fees remaining unpaid                                                                  --
                                                                                      ----------------
REMAINING AVAILABLE FUNDS                                                                 3,247,165.76

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                      --
                                                                                      ----------------
REMAINING AVAILABLE FUNDS                                                                 3,247,165.76

BACK-UP SERVICER FEES
    Back-up Servicer Fees due                                                                   926.23
    Back-up Servicer Fees paid                                                                  926.23
                                                                                      ----------------
    Back-up Servicer Fees remaining unpaid                                                          --
                                                                                      ----------------
REMAINING AVAILABLE FUNDS                                                                 3,246,239.53

PREMIUM AMOUNT
    Premium Amount due                                                                        5,747.66
    Premium Amount paid                                                                       5,747.66
                                                                                      ----------------
    Premium Amount remaining unpaid                                                                 --
                                                                                      ----------------
REMAINING AVAILABLE FUNDS                                                                 3,240,491.86

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
    Indenture Trustee Fee due                                                                   291.67
    Indenture Trustee Fee paid                                                                  291.67
                                                                                      ----------------
    Indenture Trustee Fee remaining unpaid                                                          --
                                                                                      ----------------
REMAINING AVAILABLE FUNDS                                                                 3,240,200.19

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
    Total Indenture Trustee Expenses due                                                            --
    Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                       75,000.00
                                                                                      ----------------
    Total Indenture Trustee Expenses paid                                                           --
                                                                                      ----------------
    Indenture Trustee Expenses unpaid                                                               --
REMAINING AVAILABLE FUNDS                                                                 3,240,200.19

CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2001


    Class A-1 Note Interest                                                                         --
    Class A-2 Note Interest                                                                         --
    Class A-3 Note Interest                                                                  58,354.74
    Class A-4 Note Interest                                                                 202,342.75
                                                                                      ----------------
    Total Class A Interest due                                                              260,697.49
                                                                                      ----------------
REMAINING AVAILABLE FUNDS                                                                 2,979,502.70

CLASS B-1 NOTE INTEREST
    Class B-1 Note Interest due                                                               6,144.82
    Class B-1 Note Interest paid                                                              6,144.82
                                                                                      ----------------
    Class B-1 Note Interest remaining unpaid                                                        --
                                                                                      ----------------
REMAINING AVAILABLE FUNDS                                                                 2,973,357.88

LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
    Letter of Credit Bank Fee due                                                               490.87
    Letter of Credit Bank Fee paid                                                              490.87
                                                                                      ----------------
    Letter of Credit Bank Fee remaining unpaid                                                       --
                                                                                      ----------------
REMAINING AVAILABLE FUNDS                                                                 2,972,867.01

CLASS B-2 NOTE INTEREST
    Class B-2 Note Interest due                                                               5,756.59
    Class B-2 Note Interest paid                                                              5,756.59
                                                                                      ----------------
    Class B-2 Note Interest remaining unpaid                                                        --
                                                                                      ----------------
REMAINING AVAILABLE FUNDS                                                                 2,967,110.42

CLASS A BASE PRINCIPAL DISTRIBUTION
    Class A Base Principal Distribution Amount due                                        2,610,388.32
    Class A Note Principal Balance as of preceding Payment Date                          49,265,667.52
                                                                                      ----------------
    Class A Base Principal Distribution Amount paid                                       2,610,388.32
                                                                                      ----------------
    Class A Base Principal Distribution Amount remaining unpaid                                     --

    Class A-1 Note Principal Balance as of preceding Payment Date                                   --
    Class A-1 Base Principal Distribution Amount paid                                               --
                                                                                      ----------------
    Class A-1 Note Principal Balance after distribution on Payment Date                             --
                                                                                      ----------------

    Remaining Class A Base Principal Distribution Amount                                  2,610,388.32
                                                                                      ----------------

    Class A-2 Note Principal Balance as of preceding Payment Date                                   --
    Class A-2 Base Principal Distribution Amount paid                                               --
                                                                                      ----------------
    Class A-2 Note Principal Balance after distribution on Payment Date                             --

    Remaining Class A Base Principal Distribution Amount                                  2,610,388.32
                                                                                      ----------------

    Class A-3 Note Principal Balance as of preceding Payment Date                        11,027,667.52
    Class A-3 Base Principal Distribution Amount paid                                     2,610,388.32
                                                                                      ----------------
    Class A-3 Note Principal Balance after distribution on Payment Date                   8,417,279.20

    Remaining Class A Base Principal Distribution Amount                                            --
                                                                                      ----------------

    Class A-4 Note Principal Balance as of preceding Payment Date                        38,238,000.00
    Class A-4 Base Principal Distribution Amount paid                                               --
                                                                                      ----------------
    Class A-4 Note Principal Balance after distribution on Payment Date                  38,238,000.00

REMAINING AVAILABLE FUNDS                                                                   356,722.10

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2001


NOTE INSURER REIMBURSEMENT AMOUNT
    Note Insurer Reimbursement Amount due                                                            --
    Note Insurer Reimbursement Amount paid                                                           --
                                                                                      ----------------
    Note Insurer Reimbursement Amount remaining unpaid                                               --
REMAINING AVAILABLE FUNDS                                                                   356,722.10

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
    Class B-1 Note Principal Balance as of preceding Payment Date                         1,070,992.78
    Class B-1 Base Principal Distribution due                                                56,747.57
    Class B-1 Base Principal Distribution paid                                               56,747.57
                                                                                      ----------------
    Class B-1 Base Principal Distribution remaining unpaid                                          --
    Class B-1 Note Principal Balance after distribution on Payment Date                   1,014,245.20
REMAINING AVAILABLE FUNDS                                                                   299,974.53

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
    Class B-2 Note Principal Balance as of preceding Payment Date                         1,070,992.78
    Class B-2 Base Principal Distribution due                                                56,747.57
    Class B-2 Base Principal Distribution paid                                               56,747.57
                                                                                      ----------------
    Class B-2 Base Principal Distribution remaining unpaid                                          --
    Class B-2 Note Principal Balance after distribution on Payment Date                   1,014,245.20
REMAINING AVAILABLE FUNDS                                                                   243,226.96

LETTER OF CREDIT REIMBURSEMENT AMOUNT
    Letter of Credit Reimbursement Amount due                                                       --
    Letter of Credit Reimbursement Amount paid                                                      --
                                                                                      ----------------
    Letter of Credit Reimbursement Amount remaining unpaid                                          --
REMAINING AVAILABLE FUNDS                                                                   243,226.96

CLASS B-3 NOTE INTEREST
    Class B-3 Note Interest due                                                               6,247.46
    Class B-3 Note Interest paid                                                              6,247.46
                                                                                      ----------------
    Class B-3 Note Interest remaining unpaid                                                        --
                                                                                      ----------------
REMAINING AVAILABLE FUNDS                                                                   236,979.50

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
    Class B-3 Note Principal Balance as of preceding Payment Date                         1,070,992.78
    Class B-3 Base Principal Distribution due                                                56,747.57
    Class B-3 Base Principal Distribution paid                                               56,747.57
                                                                                      ----------------
    Class B-3 Base Principal Distribution remaining unpaid                                          --
    Class B-3 Note Principal Balance after distribution on Payment Date                   1,014,245.20
REMAINING AVAILABLE FUNDS                                                                   180,231.93

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
    Indenture Trustee Expenses unpaid per above                                                     --
    Remaining Indenture Trustee Expenses paid                                                       --
                                                                                      ----------------
    Remaining Indenture Trustee Expenses unpaid                                                     --
REMAINING AVAILABLE FUNDS                                                                   180,231.93

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
    Additional Letter of Credit Reimbursement Amount due                                            --
    Additional Letter of Credit Reimbursement Amount paid                                           --
                                                                                      ----------------
    Additional Letter of Credit Reimbursement Amount remaining unpaid                               --
REMAINING AVAILABLE FUNDS                                                                   180,231.93

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
    Other Amounts Due Servicer under Servicing Agreement due                                        --
    Other Amounts Due Servicer under Servicing Agreement paid                                       --
                                                                                      ----------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2001


    Other Amounts Due Servicer under Servicing Agreement remaining unpaid                           --
REMAINING AVAILABLE FUNDS                                                                   180,231.93

DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR                    1,488,562.74

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                   --
REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                                   180,231.93

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                               180,231.93
    Adjusted Principal Distribution Sharing Ratio                                               93.878%
                                                                                      ----------------
    Additional Principal Distribution to Class A                                            169,197.32

    Class A Note Principal Balance after payment above                                   46,655,279.20
                                                                                      ----------------
    Class A additional Principal Distribution Amount paid                                   169,197.32
                                                                                      ----------------
    Excess cash after payment of additional Class A Principal Distribution                          --

    Class A-1 Note Principal Balance after payment above                                            --
    Class A-1 additional Principal Distribution Amount paid                                         --
                                                                                      ----------------
    Class A-1 Note Principal Balance after distribution on Payment Date                             --
                                                                                      ----------------

    Remaining Class A additional Principal Distribution Amount                              169,197.32
                                                                                      ----------------

    Class A-2 Note Principal Balance after payment above                                            --
    Class A-2 additional Principal Distribution Amount paid                                         --
                                                                                      ----------------
    Class A-2 Note Principal Balance after distribution on Payment Date                             --

    Remaining Class A additional Principal Distribution Amount                              169,197.32
                                                                                      ----------------

    Class A-3 Note Principal Balance after payment above                                  8,417,279.20
    Class A-3 additional Principal Distribution Amount paid                                 169,197.32
                                                                                      ----------------
    Class A-3 Note Principal Balance after distribution on Payment Date                   8,248,081.88

    Remaining Class A additional Principal Distribution Amount                                      --
                                                                                      ----------------

    Class A-4 Note Principal Balance after payment above                                 38,238,000.00
    Class A-4 additional Principal Distribution Amount paid                                         --
                                                                                      ----------------
    Class A-4 Note Principal Balance after distribution on Payment Date                  38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                               180,231.93
    Adjusted Principal Distribution Sharing Ratio                                                2.041%
                                                                                      ----------------
    Additional Principal Distribution to Class B-1                                            3,678.20

    Class B-1 Note Principal Balance after payment above                                  1,014,245.20
    Class B-1 additional Principal Distribution paid                                          3,678.20
                                                                                      ----------------
    Class B-1 Note Principal Balance after distribution on Payment Date                   1,010,567.00

CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                               180,231.93
    Adjusted Principal Distribution Sharing Ratio                                                2.041%
                                                                                      ----------------
    Additional Principal Distribution to Class B-2                                            3,678.20

    Class B-2 Note Principal Balance after payment above                                  1,014,245.20
    Class B-2 additional Principal Distribution paid                                          3,678.20
                                                                                      ----------------
    Class B-2 Note Principal Balance after distribution on Payment Date                   1,010,567.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2001


CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                               180,231.93
    Adjusted Principal Distribution Sharing Ratio                                                2.041%
                                                                                      ----------------
    Additional Principal Distribution to Class B-3                                            3,678.20

    Class B-3 Note Principal Balance after payment above                                  1,014,245.20
    Class B-3 additional Principal Distribution paid                                          3,678.20
                                                                                      ----------------
    Class B-3 Note Principal Balance after distribution on Payment Date                   1,010,567.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                             55,573,856.54
     ADCPB, end of Collection Period                                                   52,736,477.93
                                                                                      --------------
     Base Principal Amount                                                              2,837,378.61

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                    1,351,221.53
     Servicing Advances collected during the current Collection Period                    849,341.64
                                                                                      --------------
     Unreimbursed Servicing Advances as of current Determination Date                     501,879.89

CALCULATION OF INTEREST DUE

                     Beginning                          Current                           Total
                     Principal          Interest        Interest        Overdue         Interest
       Class          Balance             Rate            Due           Interest           Due
     ---------    --------------       ---------      -----------       --------       -----------
     Class A-1                --          5.7325%              --             --                --
     Class A-2                --          6.3500%              --             --                --
     Class A-3     11,027,667.52          6.3500%       58,354.74             --         58,354.74
     Class A-4     38,238,000.00          6.3500%      202,342.75             --        202,342.75
     Class B-1      1,070,992.78          6.8850%        6,144.82             --          6,144.82
     Class B-2      1,070,992.78          6.4500%        5,756.59             --          5,756.59
     Class B-3      1,070,992.78          7.0000%        6,247.46             --          6,247.46
                  --------------                      -----------       --------       -----------
                   52,478,645.85          6.3762%      278,846.36             --        278,846.36

CALCULATION OF PRINCIPAL DUE

                       Base             Base                          Total
                     Principal       Principal        Overdue       Principal
       Class        Amount Pct.        Amount        Principal         Due
     ---------      -----------     -------------    ---------    -------------
     Class A               92.0%     2,610,388.32           --     2,610,388.32
     Class B-1              2.0%        56,747.57           --        56,747.57
     Class B-2              2.0%        56,747.57           --        56,747.57
     Class B-3              2.0%        56,747.57           --        56,747.57
                                    -------------    ---------    -------------
                                     2,780,631.04           --     2,780,631.04

CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                            55,573,856.54
     Servicer Fee Rate                                                                         0.500%
     One-twelfth                                                                                1/12
                                                                                      --------------
     Servicer Fee due current period                                                       23,155.77
     Prior Servicer Fee arrearage                                                                 --
                                                                                      --------------
     Servicer Fee due                                                                      23,155.77

CALCULATION OF BACK-UP SERVICER FEE
     ADCPB as of the prior Calculation Date                                            55,573,856.54
     Back-up Servicer Fee Rate                                                                 0.020%
     One-twelfth                                                                                1/12
                                                                                      --------------
     Back-up Servicer Fee due Current Period                                                  926.23
     less overpayment from prior period                                                           --
     Prior Back-up Servicer Fee Arrearage                                                         --
                                                                                      --------------
     Back-up Servicer Fee due                                                                 926.23

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 2001


CALCULATION OF PREMIUM AMOUNT
     Class A Principal Amount as of the immediately preceding Collection Period        49,265,667.52
     Premium Rate                                                                              0.140%
     One-twelfth                                                                                1/12
                                                                                      --------------
     Premium Amount due Current Period                                                      5,747.66
     Prior Premium Amount arrearage                                                               --
                                                                                      --------------
     Total Premium Amount due                                                               5,747.66

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                 291.67
     Prior Indenture Trustee Fee arrearage                                                        --
                                                                                      --------------
     Total Indenture Trustee Fee due                                                          291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
     Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)    1,070,992.78
     Letter of Credit Bank Fee Rate                                                             0.55%
     One-twelfth                                                                                1/12
                                                                                      --------------
     Letter of Credit Bank Fee due Current Period                                             490.87
     Letter of Credit Bank Fee arrearage                                                          --
                                                                                      --------------
     Total Letter of Credit Bank Fee arrearage due                                            490.87

LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Letter of Credit Reimbursement Amount due current period                                     --
     Prior Letter of Credit Reimbursement Amount arrearage                                        --
                                                                                      --------------
     Total Letter of Credit Reimbursement Amount due                                              --

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                               --
     Prior Indenture Trustee Expenses arrearage                                                   --
                                                                                      --------------
     Total Indenture Trustee Expenses due                                                         --

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Additional Letter of Credit Reimbursement Amount due current period                          --
     Prior Additional Letter of Credit Reimbursement Amount arrearage                             --
                                                                                      --------------
     Total Additional Letter of Credit Reimbursement Amount due                                   --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                        --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                       --
                                                                                      --------------
     Total Other Amounts Due Servicer under Servicing Agreement                                   --

FLOOR CALCULATION
     Initial ADCPB                                                                    226,351,292.85
     Floor percent                                                                              2.00%
                                                                                      --------------
     Floor                                                                              4,527,025.86

     ADCPB as of end of immediately preceding Collection Period                        52,736,477.93

     Aggregate Note Balances prior to any payment on current Payment Date              52,478,645.85
     Payments on payment date prior to application of Floor Amount, if any
     Class A                                                                            2,610,388.32

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 2001


     Class B-1                                                                             56,747.57
     Class B-2                                                                             56,747.57
     Class B-3                                                                             56,747.57
                                                                                      --------------
     Total Base Principal Amount distributions on current payment date                  2,780,631.04
                                                                                      --------------
     Aggregate Note Balance after payment of Base Principal Amount                     49,698,014.81
                                                                                      --------------
     Excess of ADCPB over Ending Note Balances                                          3,038,463.12

     Difference between excess and floor                                                1,488,562.74

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JANUARY 1, 2001





RESTRICTING EVENT DETERMINATION:

                                                                                                         Yes/No
                                                                                                         ------
    A) Event of Servicer Termination (Yes/No)                                                              No
    B) Note Insurer has Made a Payment (Yes/No)                                                            No
    C) Gross Charge Off Event has Occurred (Yes/No)                                                        No
    D) Delinquency Trigger Event has Occurred (Yes/No)                                                     No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                         Yes/No
                                                                                                         ------
    A) Failure to distribute to the Noteholders all or part of any payment of
    Interest required to be made under the terms of such Notes or the Indenture when
    due; and,                                                                                              No

    B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the Class
    A-3 Maturity Date, the Class A-4 Maturity Date, the Class B-1 Maturity Date,
    the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes,
    Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3
    Notes, as the case may be.                                                                             No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                            Event                                           Yes/No
    ----------                                           -----                                           ------
    6.01(i)      Failure to make payment required                                                          No
    6.01(ii)     Failure to submit Monthly Statement                                                       No
    6.01(iii)    Failure to Observe Covenants in Servicing Agreement                                       No
    6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                             No
    6.01(v)      Servicer files a voluntary petition for bankruptcy                                        No
    6.01(vi)     Order of judgement in excess of $500,000                                                  No
    6.01(vii)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or
                 dismissed within 60 days                                                                  No
    6.01(viii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                 No
    6.01(ix)     Servicer Trigger Event as contained in the Insurance Agreement has occurred.              No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED JANUARY 1, 2001


Gross Charge Event Calculation:

                                                                                             Result
                                                                                           -----------
    Gross Charge Off Ratio Current Period                                                        (0.71)%
    Gross Charge Off Ratio Prior Period                                                          (0.27)%
    Gross Charge Off Ratio Second Prior Period                                                   (0.45)%
                                                                                           -----------
    Average of Gross Charge Off Ratio for Three Periods                                          (0.48)%
    Maximum Allowed                                                                               2.50%

    Gross Charge Off Ratio:

                            ADCPB of                                                            Gross Charge Off Ratio
                          All Defaulted          Less                                                 Charge Offs/
                            Contracts         Recoveries       Charge Offs        ADCPB                   ADCPB
                          -------------       ----------       -----------   --------------     ----------------------
    Current Period                 0.00        31,124.56        (31,124.56)   52,736,477.93            (0.71)%
    Prior Period                   0.00        12,318.49        (12,318.49)   55,573,856.54            (0.27)%
    Second Prior Period       69,340.29        91,217.76        (21,877.47)   58,058,652.79            (0.45)%


Delinquency Event Calculation:

                                                                                             Results
                                                                                           -----------
    Delinquency Trigger Ratio Current Period                                                      3.34%
    Delinquency Trigger Ratio Prior Period                                                        3.20%
    Delinquency Trigger Ratio Second Prior Period                                                 3.33%
                                                                                           -----------
    Average of Delinquency Trigger Ratios                                                         3.29%
    Maximum Allowed                                                                               7.50%

    Delinquency Trigger Ratio:

                                  A                  B                   A/B
                                  -                  -                   ---
                               ADCPB of          ADCPB of
                          Contract > 30 Day    All Contracts     Delinquency Trigger
                               Past Due       As of Month-End           Ratio:
                          -----------------   ---------------    -------------------
    Current Period             1,759,927.68     52,736,477.93                   3.34%
    Prior Period               1,807,864.11     56,488,525.33                   3.20%
    Second Prior Period        1,955,113.27     58,789,727.70                   3.33%

                              ADCPB              Delinquency Ratio
                           -----------           -----------------
    Current                 50,976,550                       96.66%
    31-60 Days Past Due        857,770                        1.63%
    61-90 Days Past Due        264,628                        0.50%
    91+ Days Past Due          637,530                        1.21%
                           -----------                     -------
    TOTAL                   52,736,478                      100.00%

Substitution Limits

    ADCPB as of Cut-Off Date                                     226,351,292.85
    Maximum Substitution (10% of Initial)                         22,635,129.29

    Prior month Cumulative ADCPB Substituted                       3,059,103,78
    Current month ADCPB Substituted                                  138,523.18
                                                                ---------------
    Cumulative ADCPB Substituted                                   3,197,626.96